                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   SEPTEMBER 10, 2004
                                                     ------------------------

                              MED DIVERSIFIED, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                1-15587                               84-1037630
--------------------------------------------------------------------------------
       (Commission File Number)            (IRS Employer Identification No.)

100 BRICKSTONE SQUARE, FIFTH FLOOR
ANDOVER, MA                                                01810
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)               (Zip Code)

                                 (978) 323-2500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                     1 of __

Section 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


Item 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.


Item 1.03     BANKRUPTCY OR RECEIVERSHIP.

(b)

On September 10, 2004, the United States Bankruptcy Court for the Eastern District of New York ("Bankruptcy Court") entered an order ("Confirmation Order") approving the Second Amended Plan of Liquidation, as modified (the "Plan") of Med Diversified, Inc. (the "Company") under Chapter 11 of the Bankruptcy Code. A copy of the Plan is attached hereto as Exhibit 99.1 and a copy of the Confirmation Order is attached hereto as Exhibit 99.2.

On September 10, 2004, the Bankruptcy Court also confirmed the plan of reorganization for the Company's subsidiaries, Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. ("the Chartwell Debtors"). The Chartwell Debtors will complete their reorganization and emerge from bankruptcy under the ownership of Private Investment Bank Limited once their reorganization plan becomes effective. A copy of such plan of the Chartwell Debtors is attached hereto as Exhibit 99.3 and a copy of the related confirmation order is attached hereto as Exhibit 99.4. In addition, on such date the Bankruptcy Court approved the plan of liquidation for the Company's subsidiary Resource Pharmacy, Inc. A copy of such plan of Resource Pharmacy, Inc. is attached hereto as Exhibit 99.5 and a copy of the related confirmation order is attached hereto as Exhibit 99.6.

A copy of the press release published on September 16, 2004 announcing the foregoing is attached hereto as Exhibit 99.7.

Below is a summary of the material features of the Plan. Capitalized terms used and not otherwise defined shall have the meanings ascribed in the Plan. The following summary is qualified, in all respects, by the terms of the Plan.

(a) Unless an earlier date is otherwise agreed to by the Company and Private Investment Bank Limited, a significant secured creditor of the Company, the effective date ("Effective Date") of the Plan will be the later of: (i) the eleventh (11th) day after the Confirmation Date if it is a Business Day (or, if it is not a Business Day, the first Business Day thereafter); or
     (ii) the first Business Day on which the Confirmation Order becomes a Final Order; or (iii) the eleventh (11th) day after the CDSI Confirmation Date if it is a Business Day (or, if it is not a Business Day, the first Business Day thereafter); or (iv) the first Business Day on which the CDSI Confirmation Order becomes a Final Order; or (v) the first day after all of the conditions precedent specified in the NCFE/Bank Settlement Agreement have been satisfied or waived in accordance with the

     NCFE/Bank Settlement Agreement and the NCFE/Bank Settlement Agreement has become effective. The Company and Private Investment Bank have agreed that the Plan will become effective on September 17, 2004. In the event it does not, the Company will amend this Form 8-K.

(b) The Plan specifies the payments that will be made to the company's creditors; a table summarizing these payments is attached hereto as Exhibit 99.8.

(c) The Interests (as defined below) in the Company shall be deemed canceled on the earlier of (i) one day after the Stock Transfer Date and (ii) March 31, 2005 (the "Stock Cancellation Date") without the payment of any monies or other consideration. Holders of Interests will not receive any distribution on account of such Interests under the Plan. As used in the Plan, "Interests" means (a) the common or preferred stock or any ownership rights in the common or preferred stock of the Company, and (b) any right, warrant or option, however arising, to acquire the common stock or any other equity interest, or any rights therein, of the Company.

(d) The Company shall cease to exist as a corporate entity and shall be deemed, as a matter of law, dissolved, as of the Dissolution Date. Prior to the Dissolution Date, the Debtor's corporate existence will be preserved through the Debtor's continued compliance with all corporate formalities necessary to maintain such existence, including without limitation making the requisite corporate filings with the Nevada Secretary of State.

(e) If the Stock Cancellation Date occurs prior to the Dissolution Date, following Cancellation of the Interests, the Company may issue one share of stock to an individual or entity to be determined for the purpose of ensuring the continued corporate existence of the Company.

(f) On or after the Stock Cancellation Date, the Debtor will file a Form 15 with the Securities and Exchange Commission ("SEC") to effect a termination of registration of the Company's common stock under Section 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act") and, when and if eligible, an SEC Form 15 to suspend the Debtor's obligations to file any reports, forms, schedules or other disclosure which may be required under
     Section 15(d) of the Exchange Act and the rules promulgated thereunder.

As of September 10, 2004, the Company had 148,661,526 shares of common stock outstanding. As described above in the summary of the Plan, all such common stock will be cancelled without consideration.

Information as to the assets and liabilities of the Company as of July 31, 2004, the most recent practicable date prior to the confirmation date, is set forth in the Company's Operating Report filed as Exhibit 99.1 to the Company's Form 8-K filed with the SEC on September 3, 2004 and incorporated herein by reference.

Section 2 - FINANCIAL INFORMATION

Item 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.



Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.



Item 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.



Item 2.05     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.



Item 2.06     MATERIAL IMPAIRMENTS.



Section 3 - SECURITIES AND TRADING MARKETS

Item 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.



Item 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.



Item 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.



Section 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Item 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.



Section 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01     CHANGES IN CONTROL OF REGISTRANT.



Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.



Item 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.



Section 6 - [RESERVED]

Section 7 - REGULATION FD

Item 7.01     REGULATION FD DISCLOSURE.


Section 8 - OTHER EVENTS

Item 8.01     OTHER EVENTS.


Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial statements of businesses acquired.


  (b) Pro forma financial information.

  (c) Exhibits.

           EXHIBIT
           NUMBER                            DESCRIPTION
           -------                           -----------
            99.1     Second Amended Plan of Liquidation, as modified, of Med
                     Diversified, Inc.

            99.2     Order Confirming the Second Amended Plan of Liquidation of
                     Med Diversified, Inc., as modified.

            99.3     Second Amended Joint Plan of Reorganization of Chartwell
                     Diversified Services, Inc., Chartwell Care Givers, Inc. and
                     Chartwell Community Services, Inc., as modified.

            99.4     Order Confirming the Second Amended Joint Plan of
                     Reorganization of Chartwell Diversified Services, Inc.,
                     Chartwell Care Givers, Inc. and Chartwell Community
                     Services, Inc., as modified.

            99.5     Second Amended Plan of Liquidation of Resource Pharmacy,
                     Inc., as modified.

            99.6     Order Confirming the Second Amended Plan of Liquidation of
                     Resource Pharmacy, Inc., as modified.

            99.7     Press release announcing confirmation of the Company's
                     Second Amended Plan of Liquidation published September 16,
                     2004.

            99.8     Summary of Treatment of Classes of Claims

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MED DIVERSIFIED, INC.


Date: September 16, 2004                By:
                                           -------------------------------------
                                           James A. Shanahan
                                           Vice President Finance and Corporate
                                           Controller (Chief Accounting Officer)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
 99.1     Second Amended Plan of Liquidation, as modified, of Med Diversified,
          Inc.

 99.2     Order Confirming the Second Amended Plan of Liquidation of Med
          Diversified, Inc., as modified.

 99.3     Second Amended Joint Plan of Reorganization of Chartwell Diversified
          Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community
          Services, Inc., as modified.

 99.4     Order Confirming the Second Amended Joint Plan of Reorganization of
          Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and
          Chartwell Community Services, Inc., as modified.

 99.5 Second Amended Plan of Liquidation of Resource Pharmacy, Inc., as modified.

 99.6     Order Confirming the Second Amended Plan of Liquidation of Resource
          Pharmacy, Inc., as modified.

 99.7     Press release announcing confirmation of the Company's Second Amended
          Plan of Liquidation published September 15, 2004.

 99.8     Summary of Treatment of Classes of Claims